UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Commission File Number 1-5109

TODD SHIPYARDS CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE                       91-1506719
(State or other jurisdiction of    (IRS Employer I.D. No.)
  incorporation or  organization)


1801- 16th AVENUE SW, SEATTLE, WASHINGTON   98134-1089
(Street address of principal executive offices - Zip Code)

Registrant's telephone number: (206) 623-1635




























Item 5.  Other Events

On June 4, 1999, the Company issued a press release stating that it has reached a mediated settlement with the Washington
State Ferry System relating to costs incurred in constructing three Jumbo Mark II Ferries.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

  28-1 Press Release dated June 4, 1999.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 4, 1999.

						/s/ Michael G. Marsh
______________________________
By:  Michael G. Marsh
On Behalf of the Registrant as
Secretary and General Counsel